UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           April 21, 1999
                                                        ----------------------

                         THE BLACK & DECKER CORPORATION
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             (Exact name of registrant as specified in its charter)

       Maryland                     1-1553                    52-0248090
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(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                        Identification Number)

           Towson, Maryland                                     21286
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:          410-716-3900
                                                        ----------------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS
On April 21, 1999, the Corporation reported its earnings for the three months ended April 4, 1999. In addition, the Corporation announced that Paul F. McBride had been hired as executive vice president of the Corporation and president of its worldwide Power Tools and Accessories segment, replacing Joseph Galli who has resigned to pursue other interests. The Corporation further announced the promotions within the North American operations of its Power Tools and Accessories segment of James J. Roberts, Edward J. Scanlon, and John W. Schiech. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Corporation's related press release dated April 21, 1999.

FORWARD LOOKING STATEMENTS
This Current Report on Form 8-K includes statements that constitute "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and that are intended to come within the safe harbor protection provided by those sections. By their nature, all forward looking statements involve risks and uncertainties. Actual results may differ materially from those contemplated by the forward looking statements for a number of reasons, including but not limited to: market acceptance of the new products introduced in 1998 and scheduled for introduction in 1999; the level of sales generated from these new products relative to expectations, based on the existing investments in productive capacity and commitments of the Corporation to fund advertising and product promotions in connection with the introduction of these new products; the ability of the Corporation and its suppliers to meet scheduled timetables of new product introductions; unforeseen competitive pressure or other difficulty in maintaining mutually beneficial relationships with key distributors or penetrating new channels of distribution; adverse changes in currency exchange rates or raw material commodity prices, both in absolute terms and relative to competitors' risk profiles; delays in or unanticipated inefficiencies resulting from manufacturing and administrative reorganization actions in progress or contemplated by the strategic repositioning described in the Corporation's Annual Report on Form 10-K for the year ended December 31, 1998; the degree of working capital investment required to meet customer service levels; gradual improvement in the economic environment in Asia and Latin America; and economic growth in North America which more than offsets economic softness in Europe.
         In addition to the foregoing, the Corporation's ability to realize the anticipated benefits of the restructuring actions undertaken in 1999 and 1998 is dependent upon current market conditions, as well as the timing and effectiveness of the relocation or consolidation of production and administrative processes. The ability to realize the benefits inherent in the balance of the restructuring actions is dependent on the selection and implementation of economically viable projects in addition to the restructuring actions taken to date. The ability to achieve certain sales and profitability targets and cash flow projections also is dependent upon the Corporation's ability to identify appropriate selected acquisitions that are complementary to the Corporation's existing businesses at acquisition prices that are consistent with these objectives.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         Exhibit 99  Press Release of the Corporation dated April 21, 1999.



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                         THE BLACK & DECKER CORPORATION

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE BLACK & DECKER CORPORATION


                                            By  /s/ STEPHEN F. REEVES
                                                ---------------------
                                                Stephen F. Reeves
                                                Vice President and Controller